FINANCIAL HIGHLIGHTS

Keystone recognized net income of $20.2 million or earnings per share of $0.41 for the second quarter, compared with $24.6 million or $0.50 per share for the prior year. Amounts for the six months ended June 30, 2000 were net income of $40.0 million or $0.82 per share, compared with $45.7 million or $0.92 per share for the same period last year. Amounts for 1999 exclude special charges associated with internal restructuring which reduced earnings per share by $0.01 for the quarter and by $0.26 for the six months ended June 30, 1999.

Earnings for the second quarter of 2000 resulted in a return on average assets of 1.16% and a return on average equity of 14.51%. While average earning assets increased 4.6% from the same quarter last year, the current interest rate environment created pressure on the net interest margin, which declined from 4.31% in the second quarter of 1999, to 4.07% in the second quarter of 2000. Similarly, net interest income declined 1.4% during the same period.

Noninterest sources of revenue were also impacted by the higher interest rate environment as demand for fixed rate mortgages declined. As a result of lower fixed-rate originations and sales, mortgage banking revenue levels declined from the second quarter of 1999 to the same quarter in 2000. Other income declined in the same period as 1999 amounts included the benefit of a pension plan curtailment gain.

Total noninterest expenses increased 3.5% from the second quarter of 1999 to the same quarter in 2000. The provision for credit losses increased 17% and was responsive to loan growth. Total risk elements expressed as a percentage of loans increased to 1.34%. The increase is associated with the migration of a limited number of commercial real estate loans into nonaccrual status during the quarter.

Keystone's equity to assets ratio reached 8.05% at June 30, 2000. All regulatory capital measures were in excess of the threshold for "well capitalized" designation.

                                                2000                     1999
-----------------------------------------------------------------------------------------------------
                                           Second    First     Fourth    Third    Second
Key ratios excluding special charges:      Quarter   Quarter   Quarter   Quarter  Quarter   Annual
-----------------------------------------------------------------------------------------------------
Earnings per share - basic                  $ 0.41   $ 0.41     $ 0.29    $ 0.49   $ 0.50   $ 1.71
Earnings per share - diluted                $ 0.41   $ 0.41     $ 0.29    $ 0.49   $ 0.50   $ 1.70
Return on average assets                     1.16%    1.16%      0.81%     1.40%    1.48%    1.23%
Return on average equity                    14.51%   14.18%      9.21%    16.33%   17.49%   13.72%

Net interest margin                          4.07%    3.99%      4.08%     4.26%    4.31%    4.21%
Noninterest income/revenues                 27.61%   27.10%     27.09%    28.01%   29.98%   28.24%
Provision for credit losses/
  average loans                              0.41%    0.34%      1.21%     0.30%    0.36%    0.53%
Noninterest expense/revenues                61.34%   62.14%     60.11%    58.13%   55.87%   59.10%

Nonperforming assets to loans                0.89%    0.86%      0.70%     0.82%    0.73%        -
90 day past due loans to loans               0.45%    0.44%      0.50%     0.44%    0.56%        -
-----------------------------------------------------------------------------------------------------
Total risk elements to loans                 1.34%    1.30%      1.20%     1.26%    1.29%        -
=====================================================================================================

Allowance for credit losses to loans         1.34%    1.34%      1.35%     1.35%    1.35%        -
Allowance for credit losses to
        nonperforming loans                   162%     169%       214%      182%     206%        -
Net charge-offs/average loans                0.32%    0.28%      1.13%     0.37%    0.35%    0.54%

Equity to assets                             8.05%    7.93%      7.99%     8.52%    8.54%        -
-----------------------------------------------------------------------------------------------------

*Including the impact of special charges associated with litigation resolution and the unification of Keystone's seven banks under a single charter, reported performance ratios for 1999 were as follows:

                                      Fourth    Third    Second
                                      Quarter  Quarter   Quarter    Annual
---------------------------------------------------------------------------
   Earnings per share - basic         -$0.36    $0.46    $0.49      $0.76
   Earnings per share - diluted       -$0.37    $0.46    $0.49      $0.75
   Return on average assets            -1.03%    1.31%    1.45%      0.55%
   Return on average equity           -12.12%   15.37%   17.19%      6.33%
   Noninterest expense/revenues       114.54%   60.50%   56.55%     78.14%
---------------------------------------------------------------------------

                              PER SHARE STATISTICS

Diluted Earnings per Share (excluding special charges)
--------------------------------------------------------------------------------
                        Fourth      Third      Second      First
                        Quarter    Quarter     Quarter    Quarter       Total
--------------------------------------------------------------------------------
2000                                            $ 0.41    $ 0.41        $ 0.82
1999                   $ 0.29      $ 0.49       $ 0.50    $ 0.42        $ 1.70
1998                   $ 0.48      $ 0.50       $ 0.48    $ 0.46        $ 1.92
--------------------------------------------------------------------------------

Average Diluted Shares Outstanding

--------------------------------------------------------------------------------
                        Fourth      Third      Second      First       Average
                        Quarter    Quarter     Quarter    Quarter      for Year
--------------------------------------------------------------------------------
2000                                          48,990,000  48,870,000  48,930,000
1999                  48,847,000  48,836,000  48,927,000  50,115,000  49,186,000
1998                  51,624,000  51,875,000  52,095,000  52,557,000  52,042,000
--------------------------------------------------------------------------------

Book Value per Share
--------------------------------------------------------------------------------
                        Fourth      Third      Second      First
                        Quarter    Quarter     Quarter    Quarter
--------------------------------------------------------------------------------
2000                                            $11.54     $11.39
1999                     $11.29     $12.04      $11.89     $11.99
1998                     $13.12     $13.39      $13.05     $13.13
--------------------------------------------------------------------------------
Tangible Book Value per Share
--------------------------------------------------------------------------------
                        Fourth      Third      Second      First
                        Quarter    Quarter     Quarter    Quarter
--------------------------------------------------------------------------------
2000                                            $10.48     $10.30
1999                     $10.18     $10.89      $10.71     $10.79
1998                     $11.92     $12.20      $11.83     $11.94
--------------------------------------------------------------------------------

                                             QUARTER-END INFORMATION
(dollars in thousands)                                  2000                        1999
------------------------------------------------------------------------------------------------------------
                                            Second        First       Fourth        Third       Second
                                            Quarter      Quarter      Quarter      Quarter      Quarter
------------------------------------------------------------------------------------------------------------
Loans                                        $4,609,584   $4,532,893   $4,459,546   $4,388,555   $4,432,600
Earning assets                                6,529,833    6,481,023    6,232,166    6,372,096    6,263,529
Intangible assets                                52,109       53,110       54,147       56,172       57,247
Total assets                                  7,038,933    7,012,346    6,887,508    6,877,563    6,748,497
Deposits                                      5,039,143    5,051,649    4,960,334    4,913,753    5,026,958
Long-term debt (excluding FHLB)                 131,784      130,018      129,920      129,938      129,955
Total shareholders' equity                      566,312      556,351      550,025      585,844      576,151
Unrealized securities gains(losses), net        (18,022)     (17,723)     (16,287)     (10,619)      (6,666)
------------------------------------------------------------------------------------------------------------
   Number of shares outstanding              49,082,788   48,843,604   48,731,057   48,647,898   48,456,882
------------------------------------------------------------------------------------------------------------
                                             QUARTER-END CAPITAL RATIOS
                                                     2000                          1999
--------------------------------------------------------------------------------------------------------
                                                Second      First      Fourth      Third        Second
                                               Quarter     Quarter     Quarter    Quarter       Quarter
--------------------------------------------------------------------------------------------------------
Equity to assets                                 8.05%        7.93%        7.99%      8.52%        8.54%
Tier one capital/Risk adjusted assets           10.59%       10.51%       10.54%     11.33%       11.38%
Total capital/Risk adjusted assets              11.82%       11.73%       11.78%     12.57%       12.63%
Leverage ratio                                   7.67%        7.63%        7.48%      8.04%        7.93%
---------------------------------------------------------------------------------------------------------

                                         CONDENSED CONSOLIDATED QUARTERLY AVERAGE
                                                   STATEMENTS OF CONDITION
                                           2000                                1999
-----------------------------------------------------------------------------------------------------
                                    Second         First       Fourth          Third        Second
                                   Quarter        Quarter      Quarter         Quarter      Quarter
-----------------------------------------------------------------------------------------------------
Assets
Earning Assets:
Loans and leases                  $4,602,041    $4,490,075   $4,421,098      $4,395,983   $4,418,446
Loans held for resale                137,666       119,744      112,389          97,311       92,352
Federal funds sold and other         117,062        99,217      120,546         116,712       50,215
Taxable investment securities      1,401,000     1,433,574    1,441,442       1,449,896    1,442,224
Nontaxable investment securities     255,083       252,448      253,077         241,912      223,986
-----------------------------------------------------------------------------------------------------
Total Earning Assets               6,512,852     6,395,058    6,348,552       6,301,814    6,227,223

Cash and due from banks              177,456       187,187      218,574         204,265      205,248
Allowance for credit losses          (62,224)      (61,051)     (59,481)        (60,300)     (60,087)
Intangible assets                     50,143        53,470       55,623          56,692       57,765
Other assets                         318,872       320,082      315,911         284,622      264,280
-----------------------------------------------------------------------------------------------------
Total assets                      $6,997,099    $6,894,746   $6,879,179      $6,787,093   $6,694,429
-----------------------------------------------------------------------------------------------------
Liabilities and equity
Interest-bearing liabilities:
Deposits less than $100,000:
   Now/Savings accounts             $730,411      $742,975     $763,136        $790,241     $812,437
   Money market accounts             809,499       787,598      793,144         795,353      783,236
   Time deposits                   2,336,438     2,348,820    2,357,464       2,495,748    2,545,283
Deposits greater than $100,000       492,159       458,853      378,696         250,330      269,040
Short-term borrowings                382,949       343,413      337,642         361,677      357,295
FHLB Borrowings                      738,099       725,546      696,945         534,614      405,461
Long-term debt, other                131,210       129,914      129,930         129,948      130,030
-----------------------------------------------------------------------------------------------------
Total interest-bearing liabilities 5,620,765     5,537,119    5,456,957       5,357,911    5,302,782
-----------------------------------------------------------------------------------------------------
Noninterest-bearing deposits         685,446       657,453      676,687         691,552      682,793
Other liabilities                    131,008       137,151      159,177         157,477      144,222
-----------------------------------------------------------------------------------------------------
Total liabilities                  6,437,219     6,331,723    6,292,821       6,206,940    6,129,797
-----------------------------------------------------------------------------------------------------
Shareholders' equity                 559,879       563,023      586,358         580,153      564,632
-----------------------------------------------------------------------------------------------------
Total liabilities and
  shareholders equity             $6,997,099    $6,894,746   $6,879,179      $6,787,093   $6,694,429
-----------------------------------------------------------------------------------------------------
                                  Change in Average Balances (1)
                                             2000                             1999
-----------------------------------------------------------------------------------------------------
                                      Second        First        Fourth       Third        Second
                                      Quarter      Quarter      Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------
Loans                                   4.2%          1.0%        -1.6%         -3.5%        -4.9%
Total assets                            4.5%          1.6%        -0.7%         -1.7%        -2.6%
Deposits                               -0.8%         -2.6%        -4.0%         -3.0%        -2.0%
Shareholders'equity                    -0.8%         -8.2%       -14.3%        -14.3%       -16.9%
-----------------------------------------------------------------------------------------------------

(1)  Compares the current quarter to the comparable quarter of the prior year.

                                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands)                            2000                       1999
-----------------------------------------------------------------------------------------------------------------
                                           Second      First      Fourth     Third       Second
                                           Quarter     Quarter    Quarter    Quarter     Quarter     Annual
-----------------------------------------------------------------------------------------------------------------
Interest income                          $ 131,233   $ 125,136  $ 124,087  $ 121,957   $ 119,410  $ 486,031
Tax equivalent adjustment                    2,172       2,208      2,279      2,128       2,180      8,657
-----------------------------------------------------------------------------------------------------------------
                                           133,405     127,344    126,366    124,085     121,590    494,688
Interest expense                            67,399      63,750     61,319     56,726      54,666    228,658
-----------------------------------------------------------------------------------------------------------------
Net interest income                         66,006      63,594     65,047     67,359      66,924    266,030
Provision for credit losses                  4,637       3,788     13,473      3,290       3,950     23,376
-----------------------------------------------------------------------------------------------------------------
Net interest income after provision         61,369      59,806     51,574     64,069      62,974    242,654
Noninterest income                          25,175      23,635     24,170     26,202      28,655    104,683
Security transactions                          119          85     (1,512)       729          20       (338)
Noninterest expense                         55,931      54,203    102,192     56,602      54,046    289,674
-----------------------------------------------------------------------------------------------------------------
Income before income taxes                  30,732      29,323    (27,960)    34,398      37,603     57,325
Income taxes                                 8,366       7,260    (12,324)     9,798      11,219     11,592
Tax equivalent adjustment                    2,172       2,208      2,279      2,128       2,180      8,657
-----------------------------------------------------------------------------------------------------------------
NET INCOME                                $ 20,194    $ 19,855  $ (17,915)  $ 22,472    $ 24,204   $ 37,076
-----------------------------------------------------------------------------------------------------------------
Tax effect of security transactions           $ 42        $ 30     $ (529)     $ 255         $ 7     $ (118)
-----------------------------------------------------------------------------------------------------------------

                                                   ANALYSIS OF NONINTEREST INCOME
(dollars in thousands)                             2000                        1999
----------------------------------------------------------------------------------------------------------------------------
                                            Second     First      Fourth      Third      Second
                                            Quarter   Quarter    Quarter     Quarter    Quarter      Annual
----------------------------------------------------------------------------------------------------------------------------
Trust  and investment advisory fees        $ 7,490    $ 7,108    $ 6,982     $ 6,784    $ 7,326    $ 27,766
Service charges on deposit accounts          4,965      4,833      5,556       4,822      4,458      19,173
Fee income                                   5,997      6,161      6,202       7,668      6,860      26,989
Mortgage banking income                      1,937      1,480      2,026       2,374      3,479      11,461
Reinsurance income                             871        937        365         856      1,045       3,113
Other income                                 3,915      3,116      3,039       3,698      5,487      16,181

----------------------------------------------------------------------------------------------------------------------------
Total noninterest income                  $ 25,175   $ 23,635   $ 24,170    $ 26,202   $ 28,655     104,683
----------------------------------------------------------------------------------------------------------------------------
Noninterest income to average assets (1)     1.45%      1.38%      1.39%       1.53%      1.72%       1.54%
----------------------------------------------------------------------------------------------------------------------------
(1) Annualized

                                            ANALYSIS OF NONINTEREST EXPENSE
(dollars in thousands)                            2000                        1999
----------------------------------------------------------------------------------------------------------------------------
                                            Second     First      Fourth      Third      Second
                                            Quarter   Quarter    Quarter     Quarter    Quarter    Annual
----------------------------------------------------------------------------------------------------------------------------
Salaries expense                          $ 22,121    $ 21,932   $ 20,983     $ 22,383     $ 21,952  $ 89,149
Employee benefits                            4,593       4,155      4,287        3,812        3,979    17,701
Occupancy expense                            4,757       5,049      4,558        4,378        4,494    18,169
Furniture and equipment expense              5,406       5,831      5,423        5,152        5,158    21,103
Litigation resolution expense                    -           -     43,658            -            -    43,658
Restructuring-related charges                    -           -      4,904        2,215          650    26,917
Other expense                               19,054      17,236     18,379       18,662       17,813    72,978

----------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                 $ 55,931    $ 54,203  $ 102,192     $ 56,602     $ 54,046 $ 289,674
----------------------------------------------------------------------------------------------------------------------------
Noninterest expense to average assets(1)(2)  3.21%       3.16%      3.09%         3.18%       3.20%     3.23%
----------------------------------------------------------------------------------------------------------------------------
Noninterest expense to revenues (2)         61.34%      62.14%     60.11%        58.13%      55.87%    59.10%
----------------------------------------------------------------------------------------------------------------------------
E.O.P. full-time equivalent employees        2,618      2,509       2,553        2,517       2,598
============================================================================================================================
(1) Annualized
(2) Excluding special charges


                          NET INTEREST INCOME ANALYSIS

                                                          Second Quarter
-------------------------------------------------------------------------------------------------
                                                    2000                 1999
-------------------------------------------------------------------------------------------------
(dollars in thousands)                        Amount    Rate       Amount     Rate    Change
-------------------------------------------------------------------------------------------------
Interest income:*
    Loans - Commercial                       $19,960     9.21 %   $17,519     8.05 % $ 2,441
               Commercial - Real Estate       37,392     8.77      33,737     8.51     3,655
               Consumer - Mortgage            15,544     7.93      13,566     7.77     1,978
               Consumer                       27,875     9.13      28,298     9.10      (423)
    Loans held for resale                      2,916     8.52       1,878     8.13     1,038
    Investments                               27,842     6.73      25,995     6.24     1,847
    Federal funds sold and other               1,876     6.45         597     4.81     1,279
-------------------------------------------------------------------------------------------------
                                             133,405     8.23     121,590     7.83    11,815
-------------------------------------------------------------------------------------------------
Interest expense:
    Deposits -  NOW/Savings                    2,311     1.27       3,035     1.50      (724)
                    Money Market               7,284     3.62       5,461     2.80     1,823
                    Time                      39,058     5.55      34,396     4.90     4,662
    Short-term borrowings                      5,535     5.81       3,791     4.26     1,744
    FHLB borrowings                           11,045     6.02       5,651     5.59     5,394
    Long-term debt, other                      2,166     6.64       2,332     7.19      (166)
-------------------------------------------------------------------------------------------------
                                              67,399     4.82      54,666     4.13    12,733
-------------------------------------------------------------------------------------------------
Net interest income                          $66,006              $66,924             $ (918)
-------------------------------------------------------------------------------------------------
Spread                                                   3.41                 3.70
-------------------------------------------------------------------------------------------------
Net interest margin                                      4.07 %               4.31 %
-------------------------------------------------------------------------------------------------
*Fully taxable equivalent

                                                          Year-to-Date
-------------------------------------------------------------------------------------------------
                                                    2000                 1999
-------------------------------------------------------------------------------------------------
(dollars in thousands)                        Amount    Rate       Amount     Rate    Change
-------------------------------------------------------------------------------------------------
Interest income:*
    Loans - Commercial                       $38,290    8.93 %     $34,346    8.05 %    $ 3,944
               Commercial - Real Estate       72,141    8.59        66,700    8.56        5,441
               Consumer - Mortgage            30,206    7.89        27,507    7.78        2,699
               Consumer                       55,239    9.05        57,638    9.11       (2,399)
    Loans held for resale                      5,550    8.67         3,492    8.04        2,058
    Investments                               56,027    6.71        52,687    6.18        3,340
    Federal funds sold and other               3,296    6.13         1,867    4.94        1,429
------------------------------------------------------------------------------------------------
                                             260,749    8.11       244,237    7.80     $ 16,512
------------------------------------------------------------------------------------------------
Interest expense:
    Deposits -  NOW/Savings                    4,671    1.28         6,087    1.51       (1,416)
                Money Market                  13,987    3.52        10,749    2.78        3,238
                Time                          76,260    5.44        70,045    4.96        6,215
    Short-term borrowings                     10,108    5.60         7,505    4.26        2,603
    FHLB borrowings                           21,620    5.94        11,558    5.64       10,062
    Long-term debt, other                      4,503    6.94         4,669    7.24         (166)
------------------------------------------------------------------------------------------------
                                             131,149    4.73       110,613    4.18       20,536
------------------------------------------------------------------------------------------------
Net interest income                         $129,600              $133,624             $ (4,024)
------------------------------------------------------------------------------------------------
Spread                                                  3.38                  3.62
------------------------------------------------------------------------------------------------
Net interest margin                                     4.03 %                4.26 %
------------------------------------------------------------------------------------------------
*Fully taxable equivalent

                                                  PERIOD-END LOAN PORTFOLIO ANALYSIS
(dollars in thousands)                                     2000                                 1999
---------------------------------------------------------------------------------------------------------------------
                                                   Second         First           Fourth        Third        Second
                                                  Quarter        Quarter          Quarter      Quarter       Quarter
---------------------------------------------------------------------------------------------------------------------
Commercial:
     Commercial and industrial                 $ 644,941      $ 617,562        $ 609,708    $ 625,162     $ 648,804
     Floor plan financing                        171,137        180,458          183,357      156,965       180,601
     Obligations of political subdivisions        63,138         61,760           62,173       62,212        62,722
--------------------------------------------------------------------------------------------------------------------
                                                 879,216        859,780          855,238      844,339       892,127
--------------------------------------------------------------------------------------------------------------------
Commercial real estate:
    Commercial and industrial                  1,430,335      1,407,020        1,379,520    1,366,960     1,346,405
    Multi-family residential                      85,189         82,880           83,725       79,864        79,903
    Obligations of political subdivisions         43,805         44,178           46,037       46,855        54,748
    Construction and land development            134,717        122,782          116,139      107,765       108,098
    Agricultural                                  22,467         16,936           14,880       13,931        13,421
---------------------------------------------------------------------------------------------------------------------
                                               1,716,513      1,673,796        1,640,301    1,615,375     1,602,575
--------------------------------------------------------------------------------------------------------------------
Consumer:
    Real estate                                  804,725        771,816          739,198      703,083       694,684
    Installment                                  347,800        388,554          403,580      420,343       458,420
    Home equity                                  587,970        576,593          580,195      570,106       538,398
    Personal lines of credit                      43,150         42,035           42,005       40,177        39,411
    Lease financing                              230,210        220,319          199,029      195,132       206,985

---------------------------------------------------------------------------------------------------------------------
                                               2,013,855      1,999,317        1,964,007    1,928,841     1,937,898
---------------------------------------------------------------------------------------------------------------------
Total Loans                                  $ 4,609,584     $4,532,893      $ 4,459,546  $ 4,388,555   $ 4,432,600
---------------------------------------------------------------------------------------------------------------------


                             RISK ELEMENTS ANALYSIS

(dollars in thousands)                                 2000                       1999
----------------------------------------------------------------------------------------------------
                                                 Second    First      Fourth      Third     Second
                                                 Quarter  Quarter     Quarter     Quarter   Quarter
----------------------------------------------------------------------------------------------------
Nonperforming assets:
   Nonaccrual loans                            $ 37,248  $ 35,055    $ 27,183   $ 31,659   $ 28,177
   Troubled debt restructurings                     830       833         841        854        952
   Other real estate                              3,017     3,203       3,170      3,488      3,339
----------------------------------------------------------------------------------------------------
Total nonperforming assets                       41,095    39,091      31,194     36,001     32,468
Loans 90 days or more past due                   20,856    20,031      22,508     19,290     24,757
----------------------------------------------------------------------------------------------------
Total risk elements                            $ 61,951  $ 59,122    $ 53,702   $ 55,291   $ 57,225
----------------------------------------------------------------------------------------------------
Delinquent loans to period-end loans*             1.74%     1.53%       1.73%      1.71%      1.75%
----------------------------------------------------------------------------------------------------
Nonperforming assets to period-end loans          0.89%     0.86%       0.70%      0.82%      0.73%
----------------------------------------------------------------------------------------------------
Total risk elements to period-end loans           1.34%     1.30%       1.20%      1.26%     1.29%
----------------------------------------------------------------------------------------------------
*The numerator consists of loans 30 days or more past due.

                       COMPONENTS OF NONPERFORMING ASSETS

(dollars in thousands)                    2000                        1999
------------------------------------------------------------------------------------------
                                  Second        First      Fourth     Third    Second
                                  Quarter      Quarter     Quarter   Quarter   Quarter
------------------------------------------------------------------------------------------
Commercial                           $ 8,291    $ 7,971   $ 7,641  $ 13,944   $ 9,259
Commercial real estate                26,488     22,926    15,208    14,097    14,943
Consumer                               3,299      4,991     5,175     4,472     4,927
------------------------------------------------------------------------------------------
Nonaccrual and restructured loans     38,078     35,888    28,024    32,513    29,129
Other real estate                      3,017      3,203     3,170     3,488     3,339
------------------------------------------------------------------------------------------
Total nonperforming assets          $ 41,095   $ 39,091  $ 31,194  $ 36,001   $32,468
------------------------------------------------------------------------------------------

                           ALLOWANCE FOR CREDIT LOSSES

(dollars in thousands)                    2000                        1999
------------------------------------------------------------------------------------------
                                  Second        First      Fourth     Third    Second
                                  Quarter      Quarter     Quarter   Quarter   Quarter
------------------------------------------------------------------------------------------
Balance at beginning of period    $ 60,614   $ 59,975    $ 59,110  $ 59,971   $ 59,857
Loans charged-off:
  Commercial                          (604)      (263)     (6,218)     (697)      (426)
  Real estate secured               (1,939)      (827)     (3,411)     (822)      (577)
  Consumer                          (1,761)    (2,816)     (2,792)   (2,671)    (2,952)
  Lease financing                     (386)      (529)       (823)     (410)      (480)
------------------------------------------------------------------------------------------
Total loans charged-off             (4,690)    (4,435)    (13,244)   (4,600)    (4,435)
------------------------------------------------------------------------------------------
Recoveries:
  Commercial                           191         54         147        38         34
  Real estate secured                  191        730         190        62        276
  Consumer                             544        463         240       317        249
  Lease financing                      117         39          59        32         40
------------------------------------------------------------------------------------------
Total recoveries                     1,043      1,286         636       449        599
------------------------------------------------------------------------------------------
Net loans charged-off               (3,647)    (3,149)    (12,608)   (4,151)    (3,836)
Provision for credit losses          4,637      3,788      13,473     3,290      3,950
------------------------------------------------------------------------------------------
Balance at end of period          $ 61,604   $ 60,614    $ 59,975  $ 59,110   $ 59,971
------------------------------------------------------------------------------------------
Net loans charged-off to
  average loans*                      0.32%      0.28%       1.13%     0.37%      0.35%
------------------------------------------------------------------------------------------
Provision for credit losses
   to average loans*                  0.41%      0.34%       1.21%     0.30%      0.36%
------------------------------------------------------------------------------------------
Allowance for credit losses
   to loans                           1.34%      1.34%       1.35%     1.35%      1.35%
------------------------------------------------------------------------------------------
*Annualized

                                  OTHER RATIOS

                                                              2000                          1999
---------------------------------------------------------------------------------------------------------------
                                                     Second       First         Fourth      Third       Second
                                                     Quarter      Quarter       Quarter     Quarter     Quarter
---------------------------------------------------------------------------------------------------------------
Investment portfolio - market to amortized cost       97.8%      97.8%         97.8%       98.7%       99.2%
Dividend payout ratio (excluding special charges)     70.3%      71.3%        101.0%       59.2%       58.0%
Loans to deposits ratio, average                      91.1%      89.9%         89.0%       87.5%       86.8%
---------------------------------------------------------------------------------------------------------------

                             FEE GENERATION ACTIVITY

(dollars in thousands)
                                                             2000                          1999
---------------------------------------------------------------------------------------------------------------
                                                     Second       First         Fourth      Third       Second
                                                     Quarter      Quarter       Quarter     Quarter     Quarter
---------------------------------------------------------------------------------------------------------------
Mortgage loans originated                            $ 172,407   $ 127,661   $ 144,266    $ 138,235  $ 148,657
Mortgage loans sold                                     39,201      48,082      53,847       76,447     84,079
End of period mortgages serviced for others            998,847   1,000,706     998,863      996,855    982,885
End of period indirect loans securitized & serviced      8,194      11,996      16,628       24,341     29,252
---------------------------------------------------------------------------------------------------------------



                       MARKET PRICE AND DIVIDENDS DECLARED

-----------------------------------------------------------------------------
                                Closing Bid Price Range
-----------------------------------------------------------------------------
                                                                    Dividends
               Quarter                    High           Low        Declared
-----------------------------------------------------------------------------
2000
-----------------------------------------------------------------------------
                    I                      $20.13       $14.34        $0.29
                   II                       22.38        14.81         0.29
-----------------------------------------------------------------------------
                                                                      $0.58
-----------------------------------------------------------------------------
1999
-----------------------------------------------------------------------------
                    I                      $37.19       $32.25        $0.29
                   II                       33.06        29.50         0.29
                   III                      29.56        23.75         0.29
                   IV                       25.34        20.00         0.29
-----------------------------------------------------------------------------
                                                                      $1.16
-----------------------------------------------------------------------------
1998
-----------------------------------------------------------------------------
                    I                      $42.00       $36.00        $0.28
                   II                       41.53        34.00         0.28
                   III                      37.13        27.88         0.28
                   IV                       37.00        25.72         0.29
-----------------------------------------------------------------------------
                                                                      $1.13
-----------------------------------------------------------------------------